EXHIBIT 32.0

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Mattel, Inc. a Delaware corporation (the “Company”), for the quarter ended June 30, 2012, as filed with the Securities and Exchange Commission (the “Report”), Bryan G. Stockton, Chief Executive Officer, and Kevin M. Farr, Chief Financial Officer, of the Company, each hereby certifies, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. § 1350) that, to his knowledge:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: July 25, 2012	By:	/s/ Bryan G. Stockton
Bryan G. Stockton
Chief Executive Officer

/s/ Kevin M. Farr
Kevin M. Farr
Chief Financial Officer